RTIX Investor Presentation January 2018 Camille Farhat – President and CEO Jonathon Singer – CF&AO Exhibit 99.2

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management's beliefs and certain assumptions made by our management. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, except for historical information, any statements made in this communication about anticipated financial results, growth rates, new product introductions, future operational improvements and results or regulatory actions or approvals or changes to agreements with distributors also are forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, including the risks described in public filings with the U.S. Securities and Exchange Commission (SEC). Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Copies of the company's SEC filings may be obtained by contacting the company or the SEC or by visiting RTI's website at www.rtix.com or the SEC's website at www.sec.gov. Forward Looking Statements

Leading global surgical implant company providing portfolio of biologic, metal and synthetic products used in spine, sports medicine, orthopedic, dental, and other surgical specialties Founded in February 1998 with solution to reduce risk of contamination from allograft in orthopedic procedures Expanded into higher growth biologics markets via acquisitions of differentiated technology Acquired Pioneer Surgical in 2013 entering the spine hardware market – fastest growing operations today Primarily focused on expansion of Spine and OEM operations going forward RTI Surgical at a Glance >5 MILLION successful biologic implants processed Distributed in nearly 50 COUNTRIES 1,000 EMPLOYEES globally Products used to treat approx. 500,000 PATIENTS annually

Investment Appeals Assembled world class management team Created focused strategy Delivering on commitments Investing in operational excellence Driving margin enhancement Building customer centric culture Producing organic growth Investing in growth of spine franchise with focused R&D and targeted M&A Strategic transformation underway

2017 – A year of Significant Change Upgraded key management positions Delivered on commitments for four consecutive quarters Completed initial cost reductions – $13M of $25M target Strengthened balance sheet through debt reduction Reoriented organization around key customer segments Set strategy and began implementation Produced organic growth in every franchise Divested CT business during 2Q17

Focused Strategy

Reduce Complexity 2018 Focus Further simplification of existing structure Strengthen OEM focus with core tissue and biologic technology Focused Strategy Divesting non-core assets Investing in core competencies 2017 Success Successfully divested CT business during 2Q17 Strengthened balance sheet through debt reduction Completed portfolio analysis

Drive Operational Excellence Focused Strategy Optimize material cost Drive operational efficiency to reduce other direct costs by pursuing world class manufacturing 2017 Success Collaborated with OPO partners on tissue sourcing, yielding $5-7M in annual savings Implemented lean manufacturing concepts with targeted cost savings of $15M in next 18-24 months (FL) 2018 Focus Continue deploying lean manufacturing across additional manufacturing sites Balance sheet focus to improve ROIC across portfolio (e.g. reduce inventory)

Accelerate Growth Focused Strategy Invest in innovative, niche high growth product categories leveraging core competency in spine market Utilize core technologies to expand OEM relationships and drive organic growth Build relevant scale in spinal portfolio to improve importance to consolidating customers 2017 Success Returned OEM franchise to growth Launched Tetrafuse, a novel material utilized in 3D printed interbody technology Acquired Zyga Technology, a spine focused medical device company 2018 Focus Strengthen R&D discipline and invest in pipeline to accelerate organic growth Enhance business development competencies

Successful Acquisition of Zyga Technology Spine focused medical device company— producing innovative minimally invasive devices Burgeoning therapy in under penetrated Sacroiliac Joint Fusion (SIJF) market with 20%+ CAGR in recent years Leverages our core competencies in spine franchise Opportunity to develop direct customer relationships through training and practice development Aligns with strategy to pursue emerging procedures with niche differentiated products, gaining growth, customer retention and portfolio pull-through By 2024, the SIJF market in the US is expected to exceed $200 million Private company with approx. 30 employees and approx. $4M in annual revenue

v Deliver profitable growth Finalize remaining portfolio decisions Monetize Operational Excellence initiatives Integrate Zyga Technology acquisition Launch new products Rebuild innovation pipeline Remain opportunistic 2018 – A Year of Focused Execution Reduce complexity and deliver operational excellence, producing greater cash flow to fund and accelerate growth

Announcing 2018 Guidance EXPECTED REVENUE in the range of $280–$290M PRODUCING EBITDA in the range of $32–38M Assumptions: Relatively stable market conditions and regulatory environment Positive revenue contribution from the acquisition of Zyga Technology – announced January 4th, 2018 Ongoing positive impact of efforts to reduce complexity and implement operational excellence Continued marketing of Map3 product and minimal negative impact related to recent FDA warning letter

Reduction of complexity and operational excellence initiatives produce improving margins and cash flow in tissue operations Long-term Goals WITHIN FIVE YEARS: Expand revenue to >$500M Double EBITDA margin to >20% Improved financial performance funds organic and acquisitive growth in high margin spine focused operations

Investment Appeals Assembled world class management team Created focused strategy Delivering on commitments Investing in operational excellence Driving margin enhancement Building customer centric culture Producing organic growth Investing in growth of spine franchise with focused R&D and targeted M&A Strategic transformation underway

RTIX Investor Presentation January 2018 Camille Farhat – President and CEO Jonathon Singer – CF&AO